UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 10, 2012

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts  02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2012, STAG Industrial, Inc. (the “Company”) and its operating partnership, STAG Industrial Operating Partnership, L.P., entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named on Schedule A thereto, relating to the issuance and sale of 9,200,000 shares (including 1,200,000 shares issued pursuant to the underwriters’ option to purchase additional shares) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $14.15 per share.  The offering closed on August 15, 2012.

The 9,200,000 shares of Common Stock issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s registration statement on Form S-3 (File No. 333-181290), which was declared effective by the Securities and Exchange Commission on May 18, 2012.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement dated as of August 10, 2012 among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1

Opinion of Hunton & Williams LLP, dated May 9, 2012, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-181290) filed with the Securities and Exchange Commission on May 10, 2012)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STAG INDUSTRIAL, INC.

By:	/s/ Kathryn Arnone
Kathryn Arnone
Executive Vice President, General Counsel and Secretary

Dated:  August 15, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement dated as of August 10, 2012 among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1

Opinion of Hunton & Williams LLP, dated May 9, 2012, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-181290) filed with the Securities and Exchange Commission on May 10, 2012)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)